                                INDEX TO EXHIBITS

                                                                                          Sequentially
Exhibit                                                                                    Numbered
Number                                      Exhibits                                       Page
--------                 -------------------------------------------------------          -------------

2(a) Purchase Agreement dated November 6, 1985, among the Company, its utility subsidiaries and Topeka
                           Group Incorporated, including as exhibits thereto the form of Deltona Warrant, the form of Utility
                           Subsidiary Warrant and the form of Security Agreement.
                           Incorporated herein by reference to Exhibit 2(a) to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1985.

 2(b)                      Stock Redemption and Stock Purchase Agreement dated
                           November 8, 1985, by and among the Company, its utility subsidiaries and Topeka Group Incorporated, including as an exhibit the specimen Articles of Amendment of Deltona Utilities, Inc. incorporated herein by reference to Exhibit 2(b) to the Company's
                           Quarterly Report on Form 10-Q for the quarter ended September 30, 1985.

 2(c)                      Agreement dated November 17, 1987 modifying the
                           November 6, 1985 Purchase Agreement among the Company,
                           its utility subsidiaries and Topeka Group, Incorporated,
                           including  as  an  exhibit  thereto  a specimen Amended
                           Stock Redemption and Stock Purchase Agreement by and
                           among  the  Company,  its  utility subsidiaries and
                           Topeka Group, Incorporated.*

 3(a) Restated Certificate of Incorporation and Certificate of Designation, Preferences and Rights relating to the Series A Cumulative Preferred Stock of the Company.*

 3(b)                      By-laws of the Company. ++

 4(a)                      Fifth Amended and Restated Credit and Security
                           Agreement  dated as of March 25, 1987, between the
                           Company, certain subsidiaries        of the Company,
                           Citibank, N.A., and certain other banks. Incorporated
                           herein by reference to Exhibit 4(a) to the  Company's
                           Quarterly  Report on Form 10-Q for the quarter  ended
                           March 27, 1987

 4(b)                      Modification Agreement, dated June 30, 1988, to
                           Exhibit 4(b).  Incorporated by reference to Exhibit 4
                           to Company's Quarterly Report on Form 10-Q for the quarter ended June 24, 1988

 4(c)                      Extension of Maturity Date, dated January 30, 1989, to
                           Exhibit 4(b).***

 4(d)                      Extension of Maturity Date, dated January 31, 1990, to
                           Exhibit 4(b).****

 4(e) Conveyance Agreement between the Company, certain subsidiaries of the Company, Citibank, N.A., and certain other banks. Incorporated herein by reference to Exhibit 4 to the Company's Quarterly Report on
                           Form 10-Q for the quarter ended September 27, 1991

 4(f)                      Sixth  Amended  and  Restated   Credit  and  Security
                           Agreement  dated as of June  18,  1992,  between  the
                           Company,   certain   subsidiaries   of  the  Company,
                           Citibank,  N.A.,  and certain other banks,  including
                           therewith the Receivables  Sharing  Agreement and the
                           form of Warrant issued to the banks.++


                                                                                          Sequentially
Exhibit                                                                                   Numbered
Number                                      Exhibits                                        Page
------------               -------------------------------------------------------        --------------



 4(g)                      Option granted to Selex Sittard B.V.,  dated June 19,
                           1992. Incorporated by reference to Exhibit 4 to Company's Quarterly Report on Form 10-Q for the quarter ended June 26, 1992.

 4(h) Waiver and Relinquishment by Selex Sittard B.V., dated September 14, 1992, as to certain shares under option pursuant to that Option granted Selex Sittard
                           B.V. on June 19, 1992.  Incorporated  by reference to
                           Exhibit 4 to Company's Quarterly Report on Form 10-Q for the quarter ended September 25, 1992.

 4(i)                      Seventh Amendment to Credit and Security Agreement dated
                           December 2, 1992 by and among Yasawa Holdings, N.V., the
                           Company and certain subsidiaries of the Company. +++

 4(j)                      Warrant  Exercise and Debt Reduction  Agreement dated
                           December  2,  1992 by and  between  the  Company  and
                           Yasawa Holdings, N.V.
                           +++

 4(k)                      Loan  Agreement  dated  April 30,  1993  between  the
                           Company and Selex International, B.V., including therewith the Mortgage and Note entered into pursuant thereto. Incorporated herein by reference to Exhibit
                           4 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 26, 1993.

 4(l)                      Loan  Agreement  dated  July  14,  1993  between  the
                           Company  and  Selex   International   B.V,  including
                           therewith the Mortgage and Note entered into pursuant
                           thereto.  Incorporated herein by reference to Exhibit
                           4 to the  Registrant's  Quarterly Report on Form 10-Q
                           dated June 25, 1993.

  4(m)                     First, Second,  Third, Fourth and Fifth Amendments to
                           Loan  Agreement  dated  July  14,  1993  between  the
                           Registrant    and    Selex    International,    B.V.,
                           Incorporated  herein by reference to Exhibit 4 to the
                           Registrant's  Report on Form 8-K dated  February  17,
                           1994.

10(a)                      Employment Agreement dated June 15, 1992 between the
                           Company and Earle D. Cortright, Jr.++

10(b) Employment Agreement dated November 1, 1988 between the Company and Michelle R. Garbis.**

10(c)                      Agreement dated June 15, 1992 extending the Employment
                           Agreement dated November 1, 1988, as amended, between the Company and Michelle R. Garbis.++

10(d) Employment Agreement dated February 28, 1992 between the Company and David M. Harden and amendment thereto dated June 15, 1992.++

10(e)                      Employment Agreement dated June 15, 1992 between the
                           Company and Sharon J. Hummerhielm. ++

10(f)                      Employment Agreement dated June 15, 1992 between the
                           Company and Charles W. Israel.++

10(g) Letter Agreement dated October 26, 1988 between the the and Stephen J. Diamond. **



                                                                                               Sequentially
Exhibit                                                                                        Numbered
Number                                      Exhibits                                              Page
-----------                ------------------------------------------------------------        ------------

10(h)                      1982 Employees' Incentive Stock Option Plan.
                           Incorporated herein by reference to Exhibit 4(g) to Company's Registration Statement on Form S-8, registration number 2-78904.

10(i)                      Annual Executive Bonus Plan adopted by the Company on
                           November 13, 1986. Incorporated herein by reference to Exhibit 10(x) to the Company's Annual Report on
                           Form 10-K for the year ended December 26, 1986.

10(j)                      1987 Stock  Incentive  Plan adopted by the Company on
                           November  13,  1986,  subject to the  approval of the
                           Company's   stockholders.   Incorporated   herein  by
                           reference to Exhibit  10(y) to the  Company's  Annual
                           Report on Form 10-K for the year ended  December  26,
                           1986.

10(k)                      Resolution of the Board of Directors of Company adopted
                           February 25, 1987, amending the 1982 Employees' Incentive
                           Stock Option Plan.  Incorporated herein by reference to
                           Exhibit 10(d) to the Company's Annual Report on Form 10-K
                           for the year ended December 26, 1986.

10(l) Amendment to Annual Executive Bonus Plan, as adopted by the Company on October 20, 1988.**

10(m)                      Amendment to 1987 Stock Incentive Plan, as adopted by the
                           Company on October 20, 1988.**

10(n)                      Settlement  Agreement,  made and entered  into by and
                           between the National Audubon Society,  Collier County
                           Conservancy,  Florida Audubon Society,  Environmental
                           Defense  Fund,  Florida  Division of the Izaak Walton
                           League, Department of Environmental Regulation of the
                           State  of  Florida,  the  Board  of  Trustees  of the
                           Internal  Improvement  Trust Fund,  the Department of
                           Veteran  and  Community   Affairs  of  the  State  of
                           Florida,  the South Florida Water Management District
                           and Company  dated July 20,  1982,  and  Agreement of
                           Exchange executed  pursuant thereto,  dated March 24,
                           1984.  Incorporated  herein by  reference  to Exhibit
                           10(c) to the Company's  Quarterly Report on Form 10-Q
                           for the quarter ended June 30, 1984.

10(o)                      Agreement, retroactive to June 19, 1992, amending the
                           Employment  Agreement dated June 15, 1992 between the
                           Company and Earle D. Cortright, Jr. Incorporated herein by reference to Exhibit 10(o) to the Company's
                           Annual  Report  on  Form  10-K  for  the  year  ended
                           December 31, 1993.

10(p)                      Employment   Agreement,   effective  July  15,  1992,
                           between  the  Company   and  Joseph   Mancilla,   Jr.
                           Incorporated  herein by reference to Exhibit 10(p) to
                           the Company's Annual Report on Form 10-K for the year
                           ended December 31, 1993.

10(q)                      Sale, Purchase, Repurchase and Servicing Agreement dated
                           October 7, 1988 between the Company and Morsemere Federal
                           Savings Bank.**

10(r)                      Agreement dated February 27, 1989 between Company and
                           Oxford Finance Companies, Inc.***

10(s)                      Agreement dated February 7, 1990 between Company and
                           Oxford Finance Companies, Inc.****

10(t) Promissory Note dated October 12, 1990 from the Company to Empire of Carolina, Inc.+

10(u)                      Settlement  Agreement  dated November 6, 1989 between
                           Company and Topeka Group Incorporated. Incorporated herein by reference to Exhibit 10 to the Company's
                           Quarterly  Report on Form 10-Q for the quarter  ended
                           September 29, 1989.

10(v)                      Loan and Escrow Agreement dated June 15, 1992 between
                           Company and Selex Sittard B.V., including therewith the Mortgage and Mortgage Note entered into pursuant thereto.++


                                                                                                 Sequentially
Exhibit                                                                                           Numbered
Number                                      Exhibits                                                 Page
----------                 -------------------------------------------------------------         -------------

10(w)                      Agreement dated June 12, 1992 between Company and The
                           Oxford Finance Companies, Inc., including therewith the Collateral Trust Agreement entered into pursuant thereto.++

10(x)                      The 1992 Deltona Consent Order,  dated June 17, 1992,
                           between Company and the State of Florida,  Department
                           of  Business  Regulation,  Division  of Florida  Land
                           Sales,    Condominiums    and   Mobile   Homes   (the
                           "Division"), including therewith the Escrow Agreement
                           entered into pursuant thereto.++

10(y)                      The St. Augustine Shores Restated Consent Order, dated
                           June 17, 1992, between Company and the Division.++

10(z) The Consent Order, dated June 15, 1992, between Company and the Division pertaining to ad valorem taxes on real estate.++

10(aa) Agreement of Purchase and Sale dated December 2, 1992 between the Company and Scafholding, B.V. +++

10(bb)                     Citrus Springs Joint Venture Agreement dated December 2,
                           1992 between the Company and Citony Development Corporation.
                           +++

10(cc) Agreement of Purchase and Sales dated December 2, 1992 between the Company, Margolf Investments, Inc. and Five
                           Points Title Service Co., Inc., as Escrow Agent. +++

10(dd)                     Lease Agreement dated December 2, 1992 between Margolf as
                           Landlord and the Company as Tenant. +++

10(ee)                     Loan Agreement dated December 2, 1992 between Scafholding
                           B.V. and the Company. +++


10(ff)                     Employment Agreement, effective March 15, 1993, between the
                           Company and Bruce M. Weiner.  Incorporated herein by
                           reference to Exhibit 10(ff) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993.

10(gg)                     Agreement  dated March 10,  1993  between the Company
                           and  Charles   Lichtigman   concerning  the  sale  of
                           contracts  and  mortgages  receivable.   Incorporated
                           herein by  reference  to Exhibit 10 to the  Company's
                           Quarterly  Report on Form 10-Q for the quarter  ended
                           March 26, 1993.

10(hh)                     Agreement for Purchase and Sale of Land in St. Johns County,
                           Florida dated March 8, 1994.  Incorporated herein by
                           reference to Exhibit 10 to the Registrant's Report on
                           Form 8-K dated February 17, 1994.

11                         Statement of computation of net income (loss) per common
                           share.

18                         Letter dated March 22, 1991 from Deloitte & Touche regarding a change in the method of applying accounting principles or practices by Company.+

21                         Subsidiaries of Company.

23                         Consent of Deloitte & Touche.

27                         Financial Data Schedule.


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

                                                                                                 Sequentially
Exhibit                                                                                           Numbered
Number                                      Exhibits                                                 Page
------------------         ---------------------------------------------------------           --------------


--------------------------

         *                 Incorporated   by   reference   to  such  exhibit  to
                           Company's Annual Report on Form 10-K for the year ended December 25, 1987.

         **                Incorporated   by   reference   to  such  exhibit  to
                           Company's Quarterly Report on Form 10-Q for the quarter ended September 23, 1988.

         ***               Incorporated   by   reference   to  such  exhibit  to
                           Company's Annual Report on Form 10-K for the year ended December 30, 1988.

         ****              Incorporated   by   reference   to  such  exhibit  to
                           Company's Annual Report on Form 10-K for the year ended December 29, 1989.

         +                 Incorporated   by   reference   to  such  exhibit  to
                           Company's Annual Report on Form 10-K for the year ended December 28, 1990.

         ++                Incorporated   by   reference   to  such  exhibit  to
                           Company's Annual Report on Form 10-K for the year ended December 27, 1991.

         +++               Incorporated   by   reference   to  such  exhibit  to
                           Company's Report on Form 8-K dated December 2, 1992.


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